UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2022

DOCGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West 35th Street, Floor 6, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(844) 443-6246

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K filed on November 7, 2022 (the “Report”) by DocGo Inc. (the “Company”) to add the information described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2022, the Company filed the Report to disclose that, effective December 31, 2022, the Board of Directors (the “Board”) of the Company appointed Mr. Anthony Capone as the Company’s Chief Executive Officer. In consideration of this promotion, on March 18, 2023, the Board, upon recommendation by the Compensation Committee (the “Committee”) of the Board, approved an increase of Mr. Capone’s base salary from $425,000 to $600,000 and his target annual bonus from 73% of base salary to 100% of base salary, each to be effective April 1, 2023.

In addition, on March 16, 2023, the Committee approved the grant of fully vested stock to Mr. Capone, with a grant date fair value of approximately $43,750, which reflects the amount that would have been paid to Mr. Capone if the base salary increase were made retroactive to January 1, 2023. On the same date, the Committee also approved the grant of an additional stock option award to Mr. Capone, with a grant date fair value of approximately $366,000, which will vest in equal annual installments over four years. The stock award and the stock options will be effective on the third trading day following the date the Company files its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Anthony Capone
	Name:	Anthony Capone
	Title:	Chief Executive Officer

Date: March 22, 2023

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